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                                                                   EXHIBIT 10.28


                         AMENDMENT, WAIVER, AND CONSENT

         This Amendment, Waiver, and Consent dated as of April 14, 1997 (this "Agreement"), is among Hanover Compressor Company, a Delaware corporation (the "Borrower"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), as Agent for the financial institutions parties to the Loan Agreement described below (the "Agent"), and the undersigned financial institutions parties to such Loan Agreement (the "Lenders").

                                  INTRODUCTION

         The Borrower, the Agent, and the Lenders are parties to the Loan Agreement dated as of December 19, 1995 (as modified, the "Loan Agreement"), the defined terms of which are used herein unless otherwise defined herein.
The Borrower, the Agent, and the Lenders have agreed to amend and waive certain provisions set forth in the Loan Agreement and the Loan Documents and to grant certain consents in connection therewith.

         THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Agent, and the Lenders hereby agree as follows:

1. WAIVER REGARDING INCREASE IN CHEMICAL CREDIT AGREEMENT; INSTRUCTIONS TO COLLATERAL TRUSTEE. The Agent and the Lenders hereby waive compliance with Sections 5.2 and 5.11(b) of the Loan Agreement solely to the extent necessary to allow for the amendments, modifications, and waivers to the Chemical Credit Agreement and related documents contemplated by the Amendment, Waiver and Consent dated as of April 14, 1997, among the Borrower and the parties to the Chemical Credit Agreement in the form provided to the Agent prior to the execution of this Agreement, including the increase in the amount of the aggregate commitments of the lenders under the Chemical Credit Agreement (the "Chemical Commitment Amount") provided for thereunder, provided that (a) neither the Chemical Commitment Amount nor the aggregate outstanding principal amount under the Chemical Credit Agreement shall exceed $150,000,000 and (b) contemporaneously with each drawdown under the Chemical Credit Agreement the Agent is provided with a certificate from a Responsible Officer of the Borrower stating that no Default or Event of Default under the Loan Documents exists or could reasonably be expected to occur as a result of such drawdown. The Borrower agrees to comply with the requirements of this paragraph. The Agent and the Lenders hereby waive compliance with the thirty day written notice requirement of Subsection 8 of the Collateral Trust Agreement solely with respect to the increase in the Chemical Credit Agreement described above and agree that such increased indebtedness under the Chemical Credit Agreement shall constitute Additional Indebtedness and Master Debt under the class of Bank Obligations under the Collateral Trust Agreement and instruct the Collateral Trustee to act accordingly.
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2.       WAIVER OF RELATED TO OKLAHOMA DISPOSITION; INSTRUCTIONS TO COLLATERAL
TRUSTEE. The Agent and the Lenders hereby waive compliance with the provisions of the Loan Documents solely to the extent necessary to permit the Borrower's prior sale of its Oklahoma facility located at 1715 South Lowery, Oklahoma City, Oklahoma (and waive any existing Event of Default caused solely by such sale). The Agent and the Lenders instruct the Collateral Trustee to release and terminate the Mortgage on such facility, but not any other security interests granted under any other Security Documents (including security interests on natural gas compressors which shall remain in effect).

3. WAIVER OF RELATED TO COLUMBUS FACILITY; INSTRUCTIONS TO COLLATERAL TRUSTEE. The Agent and the Lenders hereby waive compliance with the provisions of Section 5.3 of the Loan Agreement solely to the extent necessary to permit Hanover/Smith to grant purchase money Liens on the real property and fixtures located at the production equipment fabrication facility of Hanover/Smith in Columbus, Texas, in connection with the purchase thereof provided that (a) the amount of Indebtedness secured thereby does not exceed $2,400,000 (and for the purposes of the Loan Agreement such Indebtedness shall be deemed to be permitted under Section 5.2(d) of the Loan Agreement, and therefore the incurrence of such Indebtedness must meet the requirements under Section 5.2(d) of the Loan Agreement), (b) such Liens cover only the real property and fixtures comprising such facility (the determination of the fixtures which may be subject to such Liens to be determined under the intercreditor agreement discussed in clause (c) following), and (c) the purchase money lender provides the Collateral Trustee with an intercreditor agreement in form and substance satisfactory to the Agent waiving any rights to other collateral, including any rights to natural gas compressors. Upon execution of such intercreditor agreement, the Agent and the Lenders shall instruct the Collateral Trustee to release any fixtures determined to be appropriate collateral for the purchase money lender. The Agent and the Lenders hereby waive compliance with the provisions of Section 5.4 of the Loan Agreement solely to the extent necessary to permit the Borrower to guaranty such Indebtedness. The Agent and the Lenders hereby waive compliance with the provisions of Section 5.16 of the Loan Agreement solely to the extent necessary to permit a negative pledge on such real property and fixtures in favor of the purchase money lender.

4. WAIVER OF RELATED TO FUTURE MORTGAGES. The Agent and the Lenders hereby waive compliance with the provisions of the Loan Documents solely to the extent necessary to permit the Borrower and its Subsidiaries to purchase and own the real properties described in numbered paragraphs 2 and 3 above without the requirement of Mortgages on such properties until further notice from the Agent that the terms of the Loan Documents requiring the Borrower and its Subsidiaries to provide such Mortgages are again in effect, at which time the Borrower and its Subsidiaries must provide all such





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Mortgage requested by the Agent to the extent such Mortgages could have been requested under the terms of the Loan Documents prior to such time. The Borrower agrees to comply and cause compliance with the requirements of this paragraph

5. AMENDMENT TO SCHEDULE I OF THE HCC PLEDGE AGREEMENT; INSTRUCTIONS TO COLLATERAL TRUSTEE. Schedule I of the HCC Pledge Agreement is hereby amended by deleting the number "2" from the column representing the stock certificate number relating to the pledged shares of Contract Compression International Argentina S.A., and substituting in lieu thereof the number "1" and the Agent and the Lenders instruct the Collateral Trustee to act accordingly.

6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been dully authorized by appropriate proceedings, (b) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement, the amendments, waivers, and consents related to the Loan Document as provided for herein, and the completion of the transactions contemplated hereby, no Event of Default shall exist under the Loan Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Loan Documents, as amended.

7. EFFECT ON LOAN DOCUMENTS. Except as expressly modified herein, the Loan Agreement and all other Loan Documents are and shall remain in full force and effect. The Borrower shall continue to comply with the terms of the Loan Documents as modified This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the Loan Agreement and the other Loan Documents. This Agreement shall not modify any provisions of the Loan Agreement or the other Loan Documents that are not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action of the Borrower or any other Loan Party that would require an amendment, waiver, or consent of the Agent or the Lenders.

8. EFFECTIVENESS. The effectiveness of this Agreement and the amendments, waivers, and consents set forth herein are subject to the satisfaction of the following conditions precedent to the satisfaction of the
Agent:

                 (a) No Default. No Default or Event of Default shall have occurred and be continuing;





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                 (b)      Representations and Warranties.  All representations,
         warranties, and certifications made or deemed made herein, in the Loan Agreement or in any other Loan Document by the Borrower or any Guarantor and in all certificates furnished to the Lender pursuant to the provisions hereof shall bc true and correct in all material respects as though made as of the effective date of this Agreement and after giving effect to the amendments, waivers, and consents set forth herein;

                 (c) This Agreement. This Agreement shall have been executed and delivered by the parties hereto; and

                 (d) Chemical Credit Agreement. The Agent shall have received a copy of the executed and delivered Amendment, Waiver and Consent related to the Chemical Credit Agreement described above and executed in connection with this Agreement and an approval of this Agreement from the Lenders under the Chemical Credit Agreement.

9. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Agreement including, without limitation, the fees and expenses of counsel to the Agent.

10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11. MISCELLANEOUS. The miscellaneous provisions of the Loan Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original. This Agreement may be executed and delivered by telecopier.

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         THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS
AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARITIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first above written.

                                        BORROWER:

                                        HANOVER COMPRESSOR COMPANY

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        AGENT AND LENDER:

                                        JOINT ENERGY DEVELOPMENT INVESTMENTS
                                        LIMITED PARTNERSHIP,
                                        as Agent and as Lender

                                        By:    Enron Capital Management Limited
                                               Partnership, its General Partner

                                        By:    Enron Capital Corp.,
                                               its General Partner

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





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Acknowledged and Agreed to as
of the date hereof.

MAINTECH ENTERPRISES, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


HANOVER/SMITH, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


HANOVER ACQUISITION CORP.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


HANOVER LAND COMPANY

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------





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